Exhibit 99.2

Fourth Quarter and Full Year 2024 Supplemental Data

DECEMBER 31, 2024

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Waldorf Astoria Orlando

Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 40 premium-branded hotels and resorts with approximately 25,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park's decision to cease payments on its $725 million non-recourse CMBS loan (“SF Mortgage Loan”) secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”) and the lender's exercise of its remedies, including placing such hotels into receivership, the impact of strike and related labor activity on Park (and its third-party managers' ability to rebook group events that have been cancelled as a result of such activity) or any future strike or related labor activity, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park's indebtedness, the completion of capital allocation priorities, the expected repurchase of Park's stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

2

3

Financial Statements

4

Financial Statements

Consolidated Balance Sheets

(in millions, except share and per share data)	December 31, 2024	December 31, 2023
	(unaudited)
ASSETS
Property and equipment, net	$7,398	$7,459
Contract asset	820	760
Intangibles, net	41	42
Cash and cash equivalents	402	717
Restricted cash	38	33
Accounts receivable, net of allowance for doubtful accounts of $4 and $3	131	112
Prepaid expenses	69	59
Other assets	71	40
Operating lease right-of-use assets	191	197
TOTAL ASSETS (variable interest entities – $223 and $236)	$9,161	$9,419
LIABILITIES AND EQUITY
Liabilities
Debt	$3,841	$3,765
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	95	35
Accounts payable and accrued expenses	226	210
Dividends payable	138	362
Due to hotel managers	138	131
Other liabilities	179	200
Operating lease liabilities	225	223
Total liabilities (variable interest entities – $201 and $218)	5,567	5,651
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 203,407,320 shares issued and 202,553,194 shares outstanding as of December 31, 2024 and 210,676,264 shares issued and 209,987,581 shares outstanding as of December 31, 2023	2	2
Additional paid-in capital	4,063	4,156
Accumulated deficit	(420)	(344)
Total stockholders' equity	3,645	3,814
Noncontrolling interests	(51)	(46)
Total equity	3,594	3,768
TOTAL LIABILITIES AND EQUITY	$9,161	$9,419

5

Financial Statements (continued)

Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenues
Rooms	$376	$397	$1,569	$1,653
Food and beverage	167	178	688	696
Ancillary hotel	60	61	256	264
Other	22	21	86	85
Total revenues	625	657	2,599	2,698

Operating expenses
Rooms	105	106	419	449
Food and beverage	118	124	474	501
Other departmental and support	151	151	605	635
Other property	57	59	231	241
Management fees	32	31	125	126
Casualty and impairment loss	1	—	14	204
Depreciation and amortization	65	94	257	287
Corporate general and administrative	17	15	69	65
Other	20	22	82	83
Total expenses	566	602	2,276	2,591

Gain on sale of assets, net	8	—	8	15
Gain on derecognition of assets	16	221	60	221

Operating income	83	276	391	343

Interest income	5	9	21	38
Interest expense	(53)	(52)	(214)	(207)
Interest expense associated with hotels in receivership	(16)	(14)	(60)	(45)
Equity in earnings from investments in affiliates	2	2	31	11
Other (loss) gain, net	—	—	(4)	4

Income before income taxes	21	221	165	144
Income tax benefit (expense)	52	(33)	61	(38)
Net income	73	188	226	106
Net income attributable to noncontrolling interests	(7)	(1)	(14)	(9)
Net income attributable to stockholders	$66	$187	$212	$97

Earnings per share:
Earnings per share – Basic	$0.32	$0.89	$1.02	$0.44
Earnings per share – Diluted	$0.32	$0.88	$1.01	$0.44

Weighted average shares outstanding – Basic	204	209	207	214
Weighted average shares outstanding – Diluted	206	210	209	215

6

Supplementary Financial Information

7

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net income	$73	$188	$226	$106
Depreciation and amortization expense	65	94	257	287
Interest income	(5)	(9)	(21)	(38)
Interest expense	53	52	214	207
Interest expense associated with hotels in receivership(1)	16	14	60	45
Income tax (benefit) expense	(52)	33	(61)	38
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	1	10	8
EBITDA	151	373	685	653
Gain on sale of assets, net	(8)	—	(8)	(15)
Gain on derecognition of assets(1)	(16)	(221)	(60)	(221)
Gain on sale of investments in affiliates(2)	—	—	(19)	(3)
Share-based compensation expense	5	4	19	18
Casualty and impairment loss	1	—	14	204
Other items	5	7	21	23
Adjusted EBITDA	$138	$163	$652	$659
_____________________________________
(1)For the three months and year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender. For the three months and year ended December 31, 2023, represents accrued interest expense associated with the default of the SF Mortgage Loan and the gain from derecognizing the Hilton San Francisco Hotels from its consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates. For the year ended December 31, 2023, the $3 million gain on sale of investments in affiliates is included in other (loss) gain, net in the consolidated statements of operations.

8

Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Adjusted EBITDA	$138	$163	$652	$659
Less: Adjusted EBITDA from investments in affiliates	(4)	(5)	(23)	(24)
Add: All other(1)	13	11	54	51
Hotel Adjusted EBITDA	147	169	683	686
Less: Adjusted EBITDA from hotels disposed of	—	—	(1)	(4)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	—	2	—	(3)
Comparable Hotel Adjusted EBITDA	$147	$171	$682	$679

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Total Revenues	$625	$657	$2,599	$2,698
Less: Other revenue	(22)	(21)	(86)	(85)
Less: Revenues from hotels disposed of	(3)	(8)	(28)	(42)
Less: Revenue from the Hilton San Francisco Hotels	—	(17)	—	(162)
Comparable Hotel Revenues	$600	$611	$2,485	$2,409

	Three Months Ended December 31,				Year Ended December 31,
	2024	2023	Change(2)		2024	2023	Change(2)
Total Revenues	$625	$657	(4.9)%		$2,599	$2,698	(3.7)%
Operating income	$83	$276	(69.8)%		$391	$343	13.9%
Operating income margin(2)	13.3%	42.0%	(2,870)	bps	15.0%	12.7%	230	bps

Comparable Hotel Revenues	$600	$611	(1.9)%		$2,485	$2,409	3.2%
Comparable Hotel Adjusted EBITDA	$147	$171	(13.7)%		$682	$679	0.5%
Comparable Hotel Adjusted EBITDA margin(2)	24.6%	27.9%	(330)	bps	27.5%	28.2%	(70)	bps
______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

9

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net income attributable to stockholders	$66	$187	$212	$97
Depreciation and amortization expense	65	94	257	287
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(4)	(4)
Gain on sale of assets, net	(8)	—	(8)	(15)
Gain on sale of assets, net, attributable to noncontrolling interests	5	—	5	—
Gain on derecognition of assets(1)	(16)	(221)	(60)	(221)
Gain on sale of investments in affiliates(2)	—	—	(19)	(3)
Impairment loss	—	—	12	202
Equity investment adjustments:
Equity in earnings from investments in affiliates(3)	(2)	(2)	(12)	(11)
Pro rata FFO of investments in affiliates	2	2	16	14
Nareit FFO attributable to stockholders	111	59	399	346
Casualty loss	1	—	2	2
Share-based compensation expense	5	4	19	18
Interest expense associated with hotels in receivership(1)	16	12	60	20
Release of deferred tax valuation allowance	(54)	—	(54)	—
Other items(4)	1	35	4	53
Adjusted FFO attributable to stockholders	$80	$110	$430	$439
Nareit FFO per share – Diluted(5)	$0.54	$0.28	$1.91	$1.61
Adjusted FFO per share – Diluted(5)	$0.39	$0.52	$2.06	$2.04
Weighted average shares outstanding – Diluted(6)	206	210	209	215
__________________________________________________________________________
(1)For the three months and year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender. For the three months and year ended December 31, 2023, reflects incremental default interest expense and late payment administrative fees associated with the default of the SF Mortgage Loan beginning in June 2023 and the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)For the years ended December 31, 2024 and 2023, the gain on sale of investments in affiliates is included in equity in earnings from investments in affiliates and other (loss) gain, net, respectively.
(3)For the year ended December 31, 2024, the gain of $19 million on the sale of the Hilton La Jolla Torrey Pines is presented within gain on sale of investments in affiliates above.
(4)For the three months and year ended December 31, 2023, includes $28 million of income tax expense primarily associated with the effective exit from the Hilton San Francisco Hotels, of which $19 million was reversed during the year ended December 31, 2024 as it is no longer expected to be incurred.
(5)Per share amounts are calculated based on unrounded numbers.
(6)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of December 31, 2024, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Corporate general and administrative expenses	$17	$15	$69	$65
Less:
Share-based compensation expense	5	4	19	18
Other corporate expenses	1	—	4	2
G&A, excluding expenses not included in Adjusted EBITDA	$11	$11	$46	$45

11

Supplementary Financial Information (continued)

Net Debt and Net Debt to Comparable Adjusted EBITDA Ratio

(unaudited, in millions)
	December 31, 2024	December 31, 2023
Debt	$3,841	$3,765
Add: unamortized deferred financing costs and discount	24	22
Less: unamortized premium	—	(1)
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,865	3,786
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs(1)	157	147
Less: cash and cash equivalents(2)	(402)	(555)
Less: restricted cash	(38)	(33)
Net Debt	$3,582	$3,345
Full-year Comparable Adjusted EBITDA(3)	$649	$648
Net Debt to full-year Comparable Adjusted EBITDA ratio	5.52x	5.16x
_____________________________________
(1)As of December 31, 2023, excludes approximately $17 million of Park’s share of debt that was repaid in connection with the sale of the Hilton La Jolla Torrey Pines in July 2024.
(2)As of December 31, 2023, considers the additional distribution of $162 million (or approximately $0.77 per share) in connection with the effective exit from the Hilton San Francisco Hotels. The cash dividend of $0.77 per share was declared on October 27, 2023 and paid on January 16, 2024 to stockholders of record as of December 29, 2023.
(3)See pages 34 and 35 for full-year Comparable Adjusted EBITDA as of December 31, 2024 and 2023, respectively.

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Outlook and Assumptions

13

Outlook and Assumptions

Full-Year 2025 Outlook

Park expects full-year 2025 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2025 Outlook as of February 19, 2025
Metric	Low		High

Comparable RevPAR	$187		$192
Comparable RevPAR change vs. 2024	0.0%		3.0%
Comparable RevPAR, excluding the Royal Palm South Beach Miami	$188		$194
Comparable RevPAR change vs. 2024, excluding the Royal Palm South Beach Miami	1.0%		4.0%

Net income	$87		$147
Net income attributable to stockholders	$79		$139
Earnings per share – Diluted(1)	$0.39		$0.69
Operating income	$338		$398
Operating income margin	13.0%		14.9%

Adjusted EBITDA	$610		$670
Comparable Hotel Adjusted EBITDA margin(1)	26.1%		27.7%
Comparable Hotel Adjusted EBITDA margin change vs. 2024(1)	(140)	bps	20	bps
Adjusted FFO per share – Diluted(1)	$1.90		$2.20
__________________________________________________________________________
(1)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Except where noted, includes the impact of renovations at the Royal Palm South Beach Miami, a Tribute Portfolio Resort, of approximately $17 million of Hotel Adjusted EBITDA and 40 bps of Comparable Hotel Adjusted EBITDA margin;
•Adjusted FFO excludes $35 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan through July 15, 2025 (when foreclosure is expected), which began in June 2023 and is required to be recognized in interest expense until legal title to the Hilton San Francisco Hotels are transferred;
•Fully diluted weighted average shares for the full-year 2025 of 202 million; and
•Park's portfolio as of February 19, 2025 and does not take into account potential future acquisitions, dispositions or any financing transactions, which could result in a material change to Park’s outlook.
Park's full-year 2025 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, such as inflation, changes in interest rates and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

14

Outlook and Assumptions (continued)

EBITDA, Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

	Year Ending
(unaudited, in millions)	December 31, 2025
	Low Case	High Case
Net income	$87	$147
Depreciation and amortization expense	263	263
Interest income	(8)	(8)
Interest expense	210	210
Interest expense associated with hotels in receivership	35	35
Income tax expense	14	14
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	8	8
EBITDA	609	669
Gain on derecognition of assets	(35)	(35)
Share-based compensation expense	19	19
Other items	17	17
Adjusted EBITDA	610	670
Less: Adjusted EBITDA from investments in affiliates	(18)	(18)
Add: All other	61	61
Comparable Hotel Adjusted EBITDA	$653	$713

15

Outlook and Assumptions (continued)

EBITDA, Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin (continued)

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,598	$2,673
Less: Other revenue	(93)	(93)
Comparable Hotel Revenues	$2,505	$2,580

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,598	$2,673
Operating income	$338	$398
Operating income margin(1)	13.0%	14.9%

Comparable Hotel Revenues	$2,505	$2,580
Comparable Hotel Adjusted EBITDA	$653	$713
Comparable Hotel Adjusted EBITDA margin(1)	26.1%	27.7%
_______________________________________________________________________________
(1)Percentages are calculated based on unrounded numbers.

16

Outlook and Assumptions (continued)

Nareit FFO and Adjusted FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2025
	Low Case	High Case
Net income attributable to stockholders	$79	$139
Depreciation and amortization expense	263	263
Depreciation and amortization expense attributable to noncontrolling interests	(3)	(3)
Gain on derecognition of assets	(35)	(35)
Equity investment adjustments:
Equity in earnings from investments in affiliates	—	—
Pro rata FFO of equity investments	5	5
Nareit FFO attributable to stockholders	309	369
Share-based compensation expense	19	19
Interest expense associated with hotels in receivership	35	35
Other items	20	22
Adjusted FFO attributable to stockholders	$383	$445
Adjusted FFO per share – Diluted(1)	$1.90	$2.20
Weighted average diluted shares outstanding	202	202
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

17

Portfolio and Operating Metrics

18

Portfolio and Operating Metrics

Hotel Portfolio as of February 19, 2025

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,872	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Hilton Waikoloa Village	653	Hawaii	241,000	Fee Simple	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$53
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
The Wade(1)	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$125
Waldorf Astoria Orlando	502	Orlando	121,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
The Midland Hotel, a Tribute Portfolio Hotel(2)	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$156
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—
_____________________________________
(1)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(2)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.

19

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of February 19, 2025

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	34,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	27,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (37 Hotels)	22,711		2,170,000			$1,639

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$105
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$27
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (3 Hotels)	2,271		277,000			$157

Grand Total (40 Hotels)	24,982		2,447,000			$1,796
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

20

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2024 vs. Q4 2023

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	4Q24	4Q23	Change(1)	4Q24	4Q23	Change		4Q24	4Q23	Change(1)	4Q24	4Q23	Change(1)
Hawaii(2)	2	3,525	$296.45	$313.30	(5.4)%	65.6%	84.8%	(19.2)	% pts	$194.33	$265.50	(26.8)%	$333.09	$451.51	(26.2)%
Orlando	3	2,325	252.89	231.79	9.1	75.6	65.2	10.4		191.20	151.18	26.5	384.97	321.40	19.8
New York	1	1,878	402.05	391.98	2.6	90.7	89.9	0.8		364.48	352.03	3.5	554.00	535.74	3.4
New Orleans	1	1,622	221.16	214.82	2.9	59.5	68.7	(9.2)		131.69	147.64	(10.8)	246.80	256.21	(3.7)
Boston(2)	3	1,536	243.45	240.47	1.2	80.3	79.5	0.8		195.43	191.04	2.3	256.40	256.34	—
Southern California	5	1,773	203.88	211.95	(3.8)	74.9	72.5	2.4		152.70	153.65	(0.6)	249.38	247.79	0.6
Key West(3)	2	461	540.03	500.78	7.8	73.0	56.3	16.7		394.47	282.40	39.7	612.58	420.26	45.8
Chicago	3	2,467	233.51	220.54	5.9	60.1	56.5	3.6		140.25	124.42	12.7	215.81	199.36	8.3
Puerto Rico	1	652	298.30	283.61	5.2	71.4	68.3	3.1		212.90	193.72	9.9	355.90	333.26	6.8
Washington, D.C.	2	1,085	195.36	189.29	3.2	65.0	65.4	(0.4)		127.03	123.84	2.6	198.22	195.99	1.1
Denver	1	613	177.98	180.17	(1.2)	56.8	69.9	(13.1)		101.05	125.94	(19.8)	150.24	180.77	(16.9)
Miami	1	393	257.11	243.58	5.6	76.8	80.1	(3.3)		197.44	195.00	1.3	259.28	256.79	1.0
Seattle(2)	2	1,246	132.98	136.55	(2.6)	69.4	65.6	3.8		92.22	89.47	3.1	127.84	137.71	(7.2)
San Francisco	2	660	214.08	241.97	(11.5)	77.1	71.6	5.5		165.13	173.38	(4.8)	211.93	230.25	(8.0)
Other	8	2,475	190.59	186.44	2.2	63.5	63.4	0.1		121.04	118.24	2.4	170.76	165.70	3.1
All Markets	37	22,711	$255.98	$254.20	0.7%	69.9%	71.4%	(1.5)	% pts	$179.02	$181.52	(1.4)%	$287.21	$292.88	(1.9)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

21

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2024 vs. Q4 2023

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	4Q24	4Q23	Change(1)	4Q24	4Q23	Change(1)	4Q24	4Q23	Change
Hawaii(2)	2	3,525	$26	$54	(52.7)%	$107	$146	(26.2)%	23.9%	37.3%	(1,340)	bps
Orlando	3	2,325	27	22	27.3	82	69	19.8	33.1	31.1	200
New York	1	1,878	28	26	8.0	96	93	3.4	29.1	27.9	120
New Orleans	1	1,622	13	14	(6.0)	37	38	(3.7)	35.7	36.6	(90)
Boston(2)	3	1,536	9	11	(12.6)	36	36	—	25.2	28.8	(360)
Southern California	5	1,773	10	11	(10.3)	41	40	0.6	24.0	26.9	(290)
Key West(3)	2	461	10	5	96.4	26	18	45.8	40.3	29.9	1,040
Chicago	3	2,467	6	4	36.7	49	45	8.3	12.0	9.4	260
Puerto Rico	1	652	5	5	6.1	21	20	6.8	23.9	24.1	(20)
Washington, D.C.	2	1,085	4	4	(8.7)	20	20	1.1	20.7	22.9	(220)
Denver	1	613	3	3	(22.1)	8	10	(16.9)	31.4	33.5	(210)
Miami	1	393	3	4	(18.1)	9	9	1.0	31.3	38.6	(730)
Seattle(2)	2	1,246	(1)	—	(467.6)	15	16	(7.2)	(10.2)	2.6	(1,280)
San Francisco	2	660	(1)	2	(141.8)	13	14	(8.0)	(4.4)	9.7	(1,410)
Other	8	2,475	5	6	(13.0)	40	37	3.1	13.6	16.1	(250)
All Markets	37	22,711	$147	$171	(13.7)%	$600	$611	(1.9)%	24.6%	27.9%	(330)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

22

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full-Year 2024 vs. Full-Year 2023

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2024	2023	Change(1)	2024	2023	Change		2024	2023	Change(1)	2024	2023	Change(1)
Hawaii(2)	2	3,525	$306.85	$308.66	(0.6)%	82.4%	89.5%	(7.1)	% pts	$252.82	$276.24	(8.5)%	$428.26	$478.28	(10.5)%
Orlando	3	2,325	245.89	233.13	5.5	70.8	66.5	4.3		174.14	155.07	12.3	376.21	320.99	17.2
New York	1	1,878	322.03	316.99	1.6	86.3	84.5	1.8		277.92	267.91	3.7	434.48	408.14	6.5
New Orleans	1	1,622	210.65	206.02	2.2	66.3	66.0	0.3		139.64	135.97	2.7	253.71	248.75	2.0
Boston(2)	3	1,536	251.11	242.00	3.8	82.0	79.6	2.4		205.94	192.77	6.8	265.94	252.36	5.4
Southern California	5	1,773	220.80	231.80	(4.7)	79.1	75.8	3.3		174.63	175.76	(0.6)	275.55	278.45	(1.0)
Key West(3)	2	461	541.57	521.30	3.9	74.8	50.7	24.1		405.35	264.45	53.3	619.07	387.15	59.9
Chicago	3	2,467	227.48	221.48	2.7	62.5	58.9	3.6		142.08	130.30	9.0	219.73	203.04	8.2
Puerto Rico	1	652	302.02	288.95	4.5	74.6	75.8	(1.2)		225.25	218.85	2.9	351.76	345.01	2.0
Washington, D.C.	2	1,085	193.51	182.76	5.9	72.2	72.0	0.2		139.66	131.62	6.1	206.34	195.74	5.4
Denver	1	613	190.84	191.51	(0.3)	66.0	71.8	(5.8)		125.97	137.58	(8.4)	189.31	200.18	(5.4)
Miami	1	393	264.69	254.47	4.0	80.0	80.1	(0.1)		211.82	203.92	3.9	279.24	272.50	2.5
Seattle(2)	2	1,246	156.04	161.62	(3.5)	75.5	69.1	6.4		117.78	111.62	5.5	159.50	155.88	2.3
San Francisco	2	660	244.83	264.41	(7.4)	73.2	70.7	2.5		179.23	186.98	(4.1)	236.01	250.65	(5.8)
Other	8	2,475	189.35	189.47	(0.1)	66.5	64.8	1.7		125.85	122.78	2.5	173.24	168.98	2.5
All Markets	37	22,711	$251.74	$248.85	1.2%	74.2%	73.0%	1.2	% pts	$186.78	$181.57	2.9%	$299.25	$290.81	2.9%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

23

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full-Year 2024 vs. Full-Year 2023

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2024	2023	Change(1)	2024	2023	Change(1)	2024	2023	Change
Hawaii(2)(3)	2	3,525	$202	$244	(17.2)%	$550	$612	(10.2)%	36.7%	39.8%	(310)	bps
Orlando	3	2,325	102	81	26.4	320	272	17.5	32.0	29.8	220
New York	1	1,878	53	45	17.3	299	280	6.7	17.6	16.0	160
New Orleans	1	1,622	52	54	(4.1)	151	147	2.3	34.4	36.7	(230)
Boston(2)(4)	3	1,536	50	43	16.6	150	141	5.7	33.4	30.3	310
Southern California	5	1,773	51	54	(5.4)	179	180	(0.8)	28.8	30.2	(140)
Key West(5)	2	461	42	19	121.8	104	65	60.3	40.1	29.0	1,110
Chicago(6)	3	2,467	27	27	(3.0)	198	183	8.5	13.5	15.1	(160)
Puerto Rico	1	652	22	22	1.0	84	82	2.2	26.0	26.3	(30)
Washington, D.C.	2	1,085	20	19	7.1	82	78	5.7	24.5	24.2	30
Denver	1	613	15	16	(9.7)	42	45	(5.2)	34.6	36.3	(170)
Miami	1	393	14	14	0.4	40	39	2.8	35.6	36.4	(80)
Seattle(2)	2	1,246	5	8	(32.0)	73	71	2.6	7.2	10.9	(370)
San Francisco	2	660	4	9	(57.2)	57	61	(5.6)	6.4	14.1	(770)
Other	8	2,475	23	24	(3.1)	156	153	2.8	15.3	16.2	(90)
All Markets	37	22,711	$682	$679	0.5%	$2,485	$2,409	3.2%	27.5%	28.2%	(70)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(4)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(5)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.
(6)In Q3 2023, Park’s Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally, Park’s Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.

24

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2024 vs. Q4 2023

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		4Q24	4Q23	Change(1)	4Q24	4Q23	Change		4Q24	4Q23	Change(1)	4Q24	4Q23	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$292.16	$305.11	(4.2)%	65.7%	84.4%	(18.7)	% pts	$191.95	$257.60	(25.5)%	$304.75	$413.03	(26.2)%
2	Hilton Waikoloa Village(3)	315.62	348.78	(9.5)	64.9	86.1	(21.2)		204.87	300.45	(31.8)	458.38	621.57	(26.3)
3	Signia by Hilton Orlando Bonnet Creek	233.98	225.98	3.5	71.6	69.7	1.9		167.44	157.45	6.3	413.62	391.91	5.5
4	Waldorf Astoria Orlando	402.33	375.25	7.2	79.8	48.5	31.3		320.96	182.06	76.3	556.06	349.52	59.1
5	Hilton Orlando Lake Buena Vista	180.17	177.63	1.4	78.1	70.1	8.0		140.63	124.36	13.1	243.95	216.65	12.6
6	New York Hilton Midtown	402.05	391.98	2.6	90.7	89.9	0.8		364.48	352.03	3.5	554.00	535.74	3.4
7	Hilton New Orleans Riverside	221.16	214.82	2.9	59.5	68.7	(9.2)		131.69	147.64	(10.8)	246.80	256.21	(3.7)
8	Hilton Boston Logan Airport(2)	250.25	243.74	2.7	86.7	90.8	(4.1)		217.05	221.39	(2.0)	269.11	283.13	(5.0)
9	Hyatt Regency Boston	264.37	262.01	0.9	86.3	80.6	5.7		228.11	211.18	8.0	286.72	271.42	5.6
10	Boston Marriott Newton	197.70	201.11	(1.7)	64.2	62.1	2.1		126.89	124.90	1.6	203.17	201.12	1.0
11	Hilton Santa Barbara Beachfront Resort	307.48	302.80	1.5	65.0	70.3	(5.3)		199.92	212.84	(6.1)	331.02	345.28	(4.1)
12	Hyatt Regency Mission Bay Spa and Marina	212.02	221.09	(4.1)	72.4	65.4	7.0		153.44	144.62	6.1	276.72	271.71	1.8
13	Hilton Checkers Los Angeles	187.59	218.82	(14.3)	72.6	70.5	2.1		136.23	154.31	(11.7)	173.84	187.22	(7.1)
14	Casa Marina Key West, Curio Collection(4)	562.09	507.49	10.8	74.4	46.7	27.7		417.97	236.66	76.6	651.25	353.59	84.2
15	The Reach Key West, Curio Collection	491.67	492.31	(0.1)	70.3	76.6	(6.3)		345.74	377.23	(8.3)	532.41	558.49	(4.7)
16	Hilton Chicago	224.74	213.10	5.5	61.4	56.4	5.0		137.96	120.25	14.7	238.55	220.90	8.0
17	The Midland Hotel, a Tribute Portfolio Hotel	293.40	280.53	4.6	55.7	56.0	(0.3)		163.32	157.02	4.0	193.10	195.39	(1.2)
18	The Wade	216.95	196.64	10.3	59.5	56.7	2.8		129.18	111.52	15.8	165.89	138.48	19.8
19	DoubleTree Hotel Washington DC – Crystal City	183.74	180.66	1.7	65.3	65.9	(0.6)		120.05	119.06	0.8	162.67	167.44	(2.8)
20	Hilton Denver City Center	177.98	180.17	(1.2)	56.8	69.9	(13.1)		101.05	125.94	(19.8)	150.24	180.77	(16.9)
21	Royal Palm South Beach Miami	257.11	243.58	5.6	76.8	80.1	(3.3)		197.44	195.00	1.3	259.28	256.79	1.0
22	Hyatt Centric Fisherman’s Wharf	169.45	189.62	(10.6)	72.8	73.8	(1.0)		123.31	139.98	(11.9)	166.95	190.12	(12.2)
23	JW Marriott San Francisco Union Square	250.84	292.94	(14.4)	81.1	69.6	11.5		203.55	204.06	(0.3)	253.24	267.11	(5.2)
24	DoubleTree Hotel San Jose	181.49	182.42	(0.5)	58.4	61.6	(3.2)		106.01	112.32	(5.6)	154.42	162.93	(5.2)
25	Juniper Hotel Cupertino, Curio Collection	203.13	187.41	8.4	67.5	63.1	4.4		137.16	118.37	15.9	158.84	137.93	15.2
	Total Core Hotels	274.44	271.66	1.0	70.1	72.6	(2.5)		192.36	197.07	(2.4)	310.85	319.67	(2.8)

	All Other Hotels(2)	187.99	185.55	1.3	69.4	67.3	2.1		130.40	124.81	4.5	201.00	195.20	3.0
	Total Comparable Hotels	$255.98	$254.20	0.7%	69.9%	71.4%	(1.5)	% pts	$179.02	$181.52	(1.4)%	$287.21	$292.88	(1.9)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)Beginning in August 2024, operations at the Hilton Waikoloa Village were disrupted by the first phase of comprehensive guestroom renovations at the Palace Tower, which were completed by January 2025.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

25

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2024 vs. Q4 2023

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		4Q24	4Q23	Change(1)	4Q24	4Q23	Change(1)	4Q24	4Q23	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$18	$40	(56.0)%	$80	$109	(26.2)%	21.9%	36.8%	(1,490)	bps
2	Hilton Waikoloa Village(3)	8	14	(43.3)	27	37	(26.3)	29.8	38.8	(900)
3	Signia by Hilton Orlando Bonnet Creek	14	14	(3.3)	38	36	5.5	35.3	38.5	(320)
4	Waldorf Astoria Orlando	8	3	209.1	26	16	59.1	34.5	17.8	1,670
5	Hilton Orlando Lake Buena Vista	5	5	6.9	18	16	12.6	26.6	28.0	(140)
6	New York Hilton Midtown	28	26	8.0	96	93	3.4	29.1	27.9	120
7	Hilton New Orleans Riverside	13	14	(6.0)	37	38	(3.7)	35.7	36.6	(90)
8	Hilton Boston Logan Airport(2)	3	4	(15.6)	15	16	(5.0)	26.0	29.3	(330)
9	Hyatt Regency Boston	4	4	(4.2)	13	13	5.6	28.1	31.0	(290)
10	Boston Marriott Newton	2	2	(22.0)	8	8	1.0	19.0	24.6	(560)
11	Hilton Santa Barbara Beachfront Resort	4	5	(11.9)	11	11	(4.1)	40.5	44.1	(360)
12	Hyatt Regency Mission Bay Spa and Marina	2	2	(9.1)	11	11	1.8	15.2	17.0	(180)
13	Hilton Checkers Los Angeles	—	—	(25.8)	3	3	(7.1)	9.9	12.4	(250)
14	Casa Marina Key West, Curio Collection(4)	8	3	209.0	19	10	84.2	41.7	24.9	1,680
15	The Reach Key West, Curio Collection	2	3	(3.9)	7	8	(4.7)	36.9	36.6	30
16	Hilton Chicago	5	5	11.9	34	31	8.0	15.4	14.9	50
17	The Midland Hotel, a Tribute Portfolio Hotel	1	—	30.0	7	7	(1.2)	9.0	6.8	220
18	The Wade	—	(1)	103.4	8	7	19.8	0.4	(12.8)	1,320
19	DoubleTree Hotel Washington DC – Crystal City	2	2	(16.3)	9	10	(2.8)	19.4	22.5	(310)
20	Hilton Denver City Center	3	3	(22.1)	8	10	(16.9)	31.4	33.5	(210)
21	Royal Palm South Beach Miami	3	4	(18.1)	9	9	1.0	31.3	38.6	(730)
22	Hyatt Centric Fisherman’s Wharf	—	1	(141.3)	5	6	(12.2)	(5.2)	11.1	(1,630)
23	JW Marriott San Francisco Union Square	—	1	(142.2)	8	8	(5.2)	(3.9)	8.8	(1,270)
24	DoubleTree Hotel San Jose	—	1	(67.7)	8	8	(5.2)	3.7	10.8	(710)
25	Juniper Hotel Cupertino, Curio Collection	1	—	63.9	4	3	15.2	21.6	15.2	640
	Total Core Hotels	134	155	(13.5)	509	524	(2.8)	26.3	29.6	(330)

	All Other Hotels(2)	13	16	(15.1)	91	87	3.0	14.9	18.1	(320)
	Total Comparable Hotels	$147	$171	(13.7)%	$600	$611	(1.9)%	24.6%	27.9%	(330)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)Beginning in August 2024, operations at the Hilton Waikoloa Village were disrupted by the first phase of comprehensive guestroom renovations at the Palace Tower, which were completed by January 2025.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

26

Portfolio and Operating Metrics (continued)

Core Hotels: Full-Year 2024 vs. Full-Year 2023

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2024	2023	Change(1)	2024	2023	Change		2024	2023	Change(1)	2024	2023	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$303.95	$302.01	0.6%	84.1%	90.8%	(6.7)	% pts	$255.69	$274.17	(6.7)%	$406.39	$445.04	(8.7)%
2	Hilton Waikoloa Village(3)	321.28	340.53	(5.7)	74.7	83.8	(9.1)		240.12	285.37	(15.9)	524.91	625.22	(16.0)
3	Signia by Hilton Orlando Bonnet Creek	233.06	219.76	6.1	72.8	69.8	3.0		169.71	153.47	10.6	433.00	364.19	18.9
4	Waldorf Astoria Orlando	383.24	363.04	5.6	66.3	54.8	11.5		254.15	199.01	27.7	477.56	378.00	26.3
5	Hilton Orlando Lake Buena Vista	183.18	186.67	(1.9)	71.1	69.6	1.5		130.28	129.97	0.2	243.33	232.30	4.8
6	New York Hilton Midtown	322.03	316.99	1.6	86.3	84.5	1.8		277.92	267.91	3.7	434.48	408.14	6.5
7	Hilton New Orleans Riverside	210.65	206.02	2.2	66.3	66.0	0.3		139.64	135.97	2.7	253.71	248.75	2.0
8	Hilton Boston Logan Airport(2)	258.15	246.77	4.6	91.3	92.9	(1.6)		235.72	229.30	2.8	290.82	290.72	—
9	Hyatt Regency Boston	273.73	263.37	3.9	85.4	79.4	6.0		233.65	209.01	11.8	293.92	265.00	10.9
10	Boston Marriott Newton	202.56	199.59	1.5	65.0	61.3	3.7		131.74	122.52	7.5	198.32	183.71	8.0
11	Hilton Santa Barbara Beachfront Resort	331.55	337.95	(1.9)	72.0	71.7	0.3		238.55	242.16	(1.5)	375.12	389.99	(3.8)
12	Hyatt Regency Mission Bay Spa and Marina	244.85	276.05	(11.3)	78.4	68.4	10.0		192.02	188.91	1.6	337.25	336.75	0.1
13	Hilton Checkers Los Angeles	196.02	216.85	(9.6)	72.1	72.8	(0.7)		141.26	157.80	(10.5)	176.74	186.17	(5.1)
14	Casa Marina Key West, Curio Collection(4)	555.92	528.79	5.1	74.7	37.4	37.3		415.20	197.46	110.3	638.29	292.93	117.9
15	The Reach Key West, Curio Collection	512.03	513.91	(0.4)	75.2	78.5	(3.3)		384.93	403.34	(4.6)	579.21	582.50	(0.6)
16	Hilton Chicago	214.93	211.81	1.5	64.5	58.3	6.2		138.68	123.43	12.4	241.92	219.27	10.3
17	The Midland Hotel, a Tribute Portfolio Hotel	297.23	280.27	6.1	56.6	58.2	(1.6)		168.11	162.89	3.2	201.77	200.08	0.8
18	The Wade	216.75	205.49	5.5	60.9	61.0	(0.1)		132.02	125.42	5.3	167.75	157.13	6.8
19	DoubleTree Hotel Washington DC – Crystal City	184.99	175.63	5.3	74.1	74.5	(0.4)		137.14	130.97	4.7	186.04	186.25	(0.1)
20	Hilton Denver City Center	190.84	191.51	(0.3)	66.0	71.8	(5.8)		125.97	137.58	(8.4)	189.31	200.18	(5.4)
21	Royal Palm South Beach Miami	264.69	254.47	4.0	80.0	80.1	(0.1)		211.82	203.92	3.9	279.24	272.50	2.5
22	Hyatt Centric Fisherman’s Wharf	186.13	201.42	(7.6)	74.8	74.0	0.8		139.29	149.15	(6.6)	185.40	204.65	(9.4)
23	JW Marriott San Francisco Union Square	301.10	327.74	(8.1)	71.7	67.6	4.1		215.92	221.73	(2.6)	282.50	292.90	(3.6)
24	DoubleTree Hotel San Jose	183.20	174.14	5.2	60.4	60.6	(0.2)		110.56	105.37	4.9	159.11	159.40	(0.2)
25	Juniper Hotel Cupertino, Curio Collection	200.25	191.63	4.5	71.9	62.9	9.0		144.03	120.57	19.5	163.12	139.69	16.8
	Total Core Hotels	267.41	263.11	1.6	74.4	73.5	0.9		198.98	193.33	2.9	324.10	314.91	2.9

	All Other Hotels(2)	193.85	195.11	(0.6)	73.4	71.1	2.3		142.29	138.69	2.6	208.61	202.93	2.8
	Total Comparable Hotels	$251.74	$248.85	1.2%	74.2%	73.0%	1.2	% pts	$186.78	$181.57	2.9%	$299.25	$290.81	2.9%
_______________________________________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)Beginning in August 2024, operations at the Hilton Waikoloa Village were disrupted by the first phase of comprehensive guestroom renovations at the Palace Tower, which were completed by January 2025.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

27

Portfolio and Operating Metrics (continued)

Core Hotels: Full-Year 2024 vs. Full-Year 2023

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2024	2023	Change(1)	2024	2023	Change(1)	2024	2023	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)(3)	$161	$188	(14.2)%	$426	$464	(8.4)%	37.9%	40.5%	(260)	bps
2	Hilton Waikoloa Village(4)	41	56	(27.3)	124	148	(15.8)	32.8	38.0	(520)
3	Signia by Hilton Orlando Bonnet Creek	57	46	22.3	160	134	19.2	35.6	34.7	90
4	Waldorf Astoria Orlando	25	14	84.3	88	69	26.7	28.7	19.7	900
5	Hilton Orlando Lake Buena Vista	20	21	(2.7)	72	69	5.0	27.9	30.1	(220)
6	New York Hilton Midtown	53	45	17.3	299	280	6.7	17.6	16.0	160
7	Hilton New Orleans Riverside	52	54	(4.1)	151	147	2.3	34.4	36.7	(230)
8	Hilton Boston Logan Airport(2)(4)	20	19	6.7	64	64	0.3	31.0	29.2	180
9	Hyatt Regency Boston(4)	21	17	22.9	55	49	11.2	38.6	34.9	370
10	Boston Marriott Newton(4)	9	7	27.8	31	29	8.2	29.4	24.9	450
11	Hilton Santa Barbara Beachfront Resort	22	23	(5.3)	49	51	(3.5)	44.6	45.4	(80)
12	Hyatt Regency Mission Bay Spa and Marina	12	13	(5.3)	54	54	0.4	23.1	24.5	(140)
13	Hilton Checkers Los Angeles	2	1	14.9	12	13	(4.8)	13.3	11.0	230
14	Casa Marina Key West, Curio Collection(5)	30	7	353.2	73	33	118.5	41.3	19.9	2,140
15	The Reach Key West, Curio Collection	12	12	(3.0)	32	32	(0.3)	37.4	38.4	(100)
16	Hilton Chicago(6)	22	20	7.4	137	124	10.6	15.8	16.3	(50)
17	The Midland Hotel, a Tribute Portfolio Hotel(6)	4	5	(32.7)	30	29	1.1	12.1	18.2	(610)
18	The Wade(6)	1	2	(28.2)	32	30	7.1	4.5	6.7	(220)
19	DoubleTree Hotel Washington DC – Crystal City	11	12	(3.6)	43	43	0.2	27.1	28.2	(110)
20	Hilton Denver City Center	15	16	(9.7)	42	45	(5.2)	34.6	36.3	(170)
21	Royal Palm South Beach Miami	14	14	0.4	40	39	2.8	35.6	36.4	(80)
22	Hyatt Centric Fisherman’s Wharf	1	4	(64.5)	21	24	(9.2)	5.8	14.9	(910)
23	JW Marriott San Francisco Union Square	2	5	(52.1)	36	37	(3.3)	6.8	13.7	(690)
24	DoubleTree Hotel San Jose	3	3	(1.5)	29	29	0.1	8.5	8.6	(10)
25	Juniper Hotel Cupertino, Curio Collection	3	2	79.0	13	11	17.1	24.0	15.7	830
	Total Core Hotels	613	606	1.2	2,113	2,047	3.2	29.0	29.6	(60)

	All Other Hotels(2)	69	73	(5.3)	372	362	3.1	18.5	20.1	(160)
	Total Comparable Hotels	$682	$679	0.5%	$2,485	$2,409	3.2%	27.5%	28.2%	(70)	bps
____________________________________________________
(1)Calculated based on unrounded numbers.
(2)Beginning in late September 2024, four of Park’s hotels in Hawaii, Seattle and Boston were impacted by labor activity, which was resolved during October and November 2024.
(3)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(4)Beginning in August 2024, operations at the Hilton Waikoloa Village were disrupted by the first phase of comprehensive guestroom renovations at the Palace Tower, which were completed by January 2025.
(5)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(6)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.
(7)In Q3 2023, Park’s Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally, Park’s Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.

28

Properties Acquired and Sold

29

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
The Wade(2)	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(3)	New Orleans, LA	410
The Midland Hotel, a Tribute Portfolio Hotel(4)	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(5)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(6)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(6)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(7)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(3)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(8)	San Francisco, CA	171
W New Orleans – French Quarter(9)	New Orleans, LA	97
		5,981
_____________________________________
(1)Park’s acquisition of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(3)Sold in December 2019.
(4)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.
(5)Sold in August 2021.
(6)Sold in June 2021.
(7)Sold in June 2022.
(8)Sold in July 2021.
(9)Sold in April 2021.

30

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Total Sales (13 Hotels)			3,193	$519.0

2019 Total Sales (8 Hotels)			2,597	$496.9

2020 Total Sales (2 Hotels)			700	$207.9

2021 Total Sales (5 Hotels)			1,042	$476.6

2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

2024 Sales:
Hilton La Jolla Torrey Pines(3)	La Jolla, California	July 2024	394	$41.3
DoubleTree Hotel Spokane City Center(4)	Spokane, Washington	December 2024	375	35.0
2024 Total (2 Hotels)			769	$76.3

Grand Total(5) (38 Hotels)			11,016	$2,211.9
_____________________________________
(1)Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.
(2)The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3)The unconsolidated hotel was sold for total gross proceeds of approximately $165 million, of which $41.3 million represents Park’s pro-rata share.
(4)The hotel that was owned by a consolidated joint venture was sold for total gross proceeds of approximately $35 million, which were reduced for the repayment of the $14 million mortgage loan. Park’s pro-rata share of the net proceeds was approximately $10 million.
(5)To date, Park has sold its interest in 38 hotels. In addition, five other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

31

Comparable Supplementary Financial Information

32

Comparable Supplementary Financial Information

Historical Comparable Full-Year Hotel Metrics

(unaudited, dollars in millions)
	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Comparable RevPAR	$178.94	$198.26	$190.94	$179.02	$186.78
Comparable Occupancy	71.4%	77.5%	78.0%	69.9%	74.2%
Comparable ADR	$250.75	$255.83	$244.82	$255.98	$251.74

Total Revenues	$639	$686	$649	$625	$2,599
Operating income	$92	$121	$95	$83	$391
Operating income margin(1)	14.5%	17.5%	14.6%	13.3%	15.0%

Comparable Hotel Revenues	$610	$655	$620	$600	$2,485
Comparable Hotel Adjusted EBITDA	$169	$198	$168	$147	$682
Comparable Hotel Adjusted EBITDA margin(1)	27.7%	30.2%	27.2%	24.6%	27.5%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Comparable RevPAR	$165.89	$193.81	$184.85	$181.52	$181.57
Comparable Occupancy	67.8%	77.1%	75.5%	71.4%	73.0%
Comparable ADR	$244.75	$251.42	$244.81	$254.20	$248.85

Total Revenues	$648	$714	$679	$657	$2,698
Operating income (loss)	$80	$(98)	$85	$276	$343
Operating income (loss) margin(1)	12.4%	(13.7)%	12.5%	42.0%	12.7%

Comparable Hotel Revenues	$567	$634	$597	$611	$2,409
Comparable Hotel Adjusted EBITDA	$146	$190	$172	$171	$679
Comparable Hotel Adjusted EBITDA margin(1)	25.8%	30.1%	28.8%	27.9%	28.2%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$165.70	$190.25	$184.48	$175.77	$179.09
Comparable Occupancy	76.2%	84.7%	83.2%	79.6%	81.0%
Comparable ADR	$217.44	$224.59	$221.65	$220.71	$221.21

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Comparable Hotel Revenues	$569	$642	$607	$626	$2,444
Comparable Hotel Adjusted EBITDA	$153	$202	$176	$189	$720
Comparable Hotel Adjusted EBITDA margin(1)	26.9%	31.5%	28.9%	30.1%	29.4%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

33

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2024

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September	December 31,	December 31,
	2024	2024	2024	2024	2024
Net income	$29	$67	$57	$73	$226
Depreciation and amortization expense	65	64	63	65	257
Interest income	(5)	(5)	(6)	(5)	(21)
Interest expense	53	54	54	53	214
Interest expense associated with hotels in receivership(1)	14	15	15	16	60
Income tax expense (benefit)	1	(12)	2	(52)	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	4	1	10
EBITDA	160	185	189	151	685
Gain on sales of assets, net	—	—	—	(8)	(8)
Gain on derecognition of assets(1)	(14)	(15)	(15)	(16)	(60)
Gain on sale of investments in affiliates(2)	—	—	(19)	—	(19)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	6	7	—	1	14
Other items	6	11	(1)	5	21
Adjusted EBITDA	162	193	159	138	652
Less: Adjusted EBITDA from hotels disposed of	—	(1)	—	—	(1)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	—	—	(2)
Comparable Adjusted EBITDA	161	191	159	138	649
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(3)	(4)	(21)
Add: All other(3)	15	14	12	13	54
Comparable Hotel Adjusted EBITDA	$169	$198	$168	$147	$682
_____________________________________
(1)For the year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

34

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2023

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Net income (loss)	$33	$(146)	$31	$188	$106
Depreciation and amortization expense	64	64	65	94	287
Interest income	(10)	(10)	(9)	(9)	(38)
Interest expense	52	52	51	52	207
Interest expense associated with hotels in receivership	8	9	14	14	45
Income tax expense	2	3	—	33	38
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	2	1	8
EBITDA	152	(26)	154	373	653
Gain on sales of assets, net	(15)	—	—	—	(15)
Gain on derecognition of assets(1)	—	—	—	(221)	(221)
Gain on sale of investments in affiliates(2)	—	(3)	—	—	(3)
Share-based compensation expense	4	5	5	4	18
Casualty and impairment loss	1	203	—	—	204
Other items	4	8	4	7	23
Adjusted EBITDA	146	187	163	163	659
Less: Adjusted EBITDA from hotels disposed of	(1)	(3)	—	—	(4)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	(1)	(1)	(4)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(5)	1	(1)	2	(3)
Comparable Adjusted EBITDA	139	184	161	164	648
Less: Adjusted EBITDA from investments in affiliates	(6)	(7)	(3)	(4)	(20)
Add: All other(3)	13	13	14	11	51
Comparable Hotel Adjusted EBITDA	$146	$190	$172	$171	$679
_____________________________________
(1)For the three months and year ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park’s consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)Included in other (loss) gain, net in the consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

35

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2019

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	25	26	25	34	110
Interest expense associated with hotels in receivership	7	7	8	8	30
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(32)	(33)	(21)	(19)	(105)
Less: Adjusted EBITDA from investments in affiliates disposed of	(4)	(6)	(6)	(4)	(20)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(33)	(27)	(25)	(21)	(106)
Comparable Adjusted EBITDA(2)	144	194	167	179	684
Less: Adjusted EBITDA from investments in affiliates	(6)	(6)	(3)	(2)	(17)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA	$153	$202	$176	$189	$720
_____________________________________
(1)Included in other (loss) gain, net in the consolidated statements of operations.
(2)Full--year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $669 million.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

36

Comparable Supplementary Financial Information (continued)

Historical Comparable Full-Year Hotel Revenues – 2024, 2023 and 2019

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Total Revenues	$639	$686	$649	$625	$2,599
Less: Other revenue	(21)	(22)	(21)	(22)	(86)
Less: Revenues from hotels disposed of	(8)	(9)	(8)	(3)	(28)
Comparable Hotel Revenues	$610	$655	$620	$600	$2,485

	Three Months Ended				Full-Year
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Total Revenues	$648	$714	$679	$657	$2,698
Less: Other revenue	(20)	(22)	(22)	(21)	(85)
Less: Revenues from hotels disposed of	(13)	(12)	(9)	(8)	(42)
Less: Revenues from the Hilton San Francisco Hotels	(48)	(46)	(51)	(17)	(162)
Comparable Hotel Revenues	$567	$634	$597	$611	$2,409

	Three Months Ended				Full-Year
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(107)	(105)	(82)	(81)	(375)
Less: Revenues from the Hilton San Francisco Hotels	(95)	(88)	(86)	(85)	(354)
Comparable Hotel Revenues	$569	$642	$607	$626	$2,444

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Capital Structure

38

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)				As of December 31, 2024
Debt	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	June 2025(1)	$53
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	125
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	156
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		7.04%	2025 to 2028	1
Total Fixed Rate Debt		5.11%(2)		3,665

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 1.80%(4)	December 2026	—
2024 Term Loan	Unsecured	SOFR + 1.75%(4)	May 2027	200
Total Variable Rate Debt		6.21%		200

Add: unamortized premium				—
Less: unamortized deferred financing costs and discount				(24)
Total Debt(5)(6)		5.17%(2)		$3,841
(1)The loan matures in August 2042 but became callable by the lender in August 2022 with six months of notice. As of December 31, 2024, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)As of February 19, 2025, Park has $950 million of available capacity under the Revolver.
(4)SOFR includes a credit spread adjustment of 0.1%.
(5)Excludes $157 million of Park’s share of debt of its unconsolidated joint ventures.
(6)Excludes the SF Mortgage Loan, which is included in debt associated with hotels in receivership in Park's consolidated balance sheets. In October 2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels.

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Definitions

40

Definitions

Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park's portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through February 19, 2025 and the Hilton San Francisco Hotels, which were placed into receivership at the end of October 2023.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.
Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

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Definitions (continued)

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

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Definitions (continued)

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

43

Definitions (continued)

Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

44

Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
Meredith Jensen	HSBC Global Research	(212) 525-6858	meredith.jensen@us.hsbc.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Richard Anderson	Wedbush Securities Inc.	(212) 938-9949	richard.anderson@wedbush.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com
Keegan Carl	Wolfe Research	(646) 582-9251	kcarl@wolferesearch.com

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